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                                                                    EXHIBIT 10.8

                                   WAIVER AND
                               SECOND AMENDMENT TO
                             NOTE PURCHASE AGREEMENT


         This Waiver and Second Amendment to Note Purchase Agreement (the "Waiver and Amendment") is made as of this 28th day of December, 1998, by and between UNICCO SERVICE COMPANY, a Massachusetts business trust ("UNICCO"), USC, INC., a Massachusetts corporation ("USC"), UNICCO SECURITY SERVICES, INC., a Delaware corporation ("U-Security"), and UNICCO GOVERNMENT SERVICES, INC., a Delaware corporation, with their principal place of business at Four Copley Place, Boston, Massachusetts 02116 (individually a "Company" and collectively the "Companies") and MASSACHUSETTS CAPITAL RESOURCE COMPANY, a Massachusetts special purpose limited partnership with a principal place of business at 420 Boylston Street, Boston, Massachusetts 02116 (the "Purchaser").

         WHEREAS, the Companies and the Purchaser are parties to a Note Purchase Agreement dated as of June 28, 1996, as amended by First Amendment to Note Purchase Agreement dated as of October 17, 1997 (as amended, the "Agreement"), pursuant to which the Companies issued to the Purchaser and the Purchaser acquired the Companies' Promissory Note due September 30, 2001 in the original principal amount of $5,000,000 (the "Note");

         WHEREAS, UNICCO, USC and U-Security have entered into a Stock Purchase Agreement dated as of October 26, 1998, as amended by the First Amendment to Stock Purchase Agreement, dated December 11, 1998 (the "Purchase Agreement"), pursuant to which USC has agreed to sell all of the stock of U-Security to Argenbright Security, Inc.;

         WHEREAS, the Purchaser, which has been and continues to be the holder of the Note, is agreeable to waiving all provisions of the Agreement which would restrict the consummation of the transactions contemplated by the Purchase Agreement (the "Sale Transaction") and to amending the Agreement and the Note to remove U-Security as a maker of the Note and as a party to the Agreement.

         NOW, THEREFORE, the Companies, jointly and severally, and the Purchaser, hereby agree as follows:

         A. AMENDMENTS TO THE NOTE AND AGREEMENT; RELEASE OF U-SECURITY. The Note and Agreement are hereby amended by deleting U-Security from the term and meaning of "Company" and Companies" wherever such terms appear in the Note and the Agreement, including without limitation in the definition of those terms in the preamble to the Agreement, Section 6.01 of the Agreement and the first paragraph of the Note. From


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and after the date hereof, U-Security shall not for any purpose be deemed to be a Company or one of the Companies under the Note and the Agreement, or to have any obligation to the Purchaser with respect to obligations under the Note and the Agreement, and U-Security shall be deemed released in all respects from any and all liability under the Note and the Agreement.

         B. WAIVER. Notwithstanding anything to contrary set forth in the Agreement, including, without limitation, Sections 4.02(e) and 4.02(i) thereof, the Purchaser hereby waives any default which may otherwise arise with respect to, consents and agrees to, and hereby authorizes UNICCO and USC to engage in and consummate, the Sale Transaction.

         C.       MISCELLANEOUS PROVISIONS.

         1. Except as otherwise expressly provided by this Waiver and Amendment, all of the terms, conditions and provisions of the Note and Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Note and Agreement, as amended hereby, are and shall continue in full force and effect, and that this Waiver and Amendment, together with the Agreement, shall be read and construed as one instrument. All references to the Agreement shall mean the Agreement as amended hereby.

         2. This Waiver and Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

         3. This Waiver and Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of the Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         IN WITNESS WHEREOF, the parties have executed this Wavier and Amendment as of the date first above written.



                                   UNICCO SERVICE COMPANY


                                   By: /s/ George A. Keches
                                       ----------------------------------
                                       George A. Keches, Treasurer









                       (SIGNATURES CONTINUED ON NEXT PAGE)

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                                   USC, INC.


                                   By: /s/ George A. Keches
                                       -------------------------------------
                                       George A. Keches, Treasurer



                                   UNICCO SECURITY SERVICES, INC.


                                   By: /s/ George A. Keches
                                       -------------------------------------
                                       George A. Keches, Assistant Treasurer




                                   UNICCO GOVERNMENT SERVICES, INC.


                                   By: /s/ George A. Keches
                                       -------------------------------------
                                       George A. Keches, Treasurer



                                   MASSACHUSETTS CAPITAL RESOURCE COMPANY


                                   By: /s/ Richard Anderson
                                       -------------------------------------
                                       Title: Senior Vice President
                                              ------------------------------





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